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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): June 29, 1999



                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                         (State or other jurisdiction
        1-10145                of incorporation)               95-4160558
(Commission File Number)                                     (IRS Employer
                                                          Identification No.)


          1221 McKinney Street
     One Houston Center, Suite 700
            Houston, Texas                                       77010
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (713) 652-7200

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        On June 29, 1999, Lyondell Chemical Company (the "Company") amended its financial statements included in its Annual Report on Form 10-K filed on March 26, 1999 for the sole purpose of disclosing financial information of certain of the Company's subsidiaries that may be guarantors of debt securities of the Company to be registered under a registration statement on Form S-4. Such information was not required to be disclosed on the date the Annual Report on Form 10-K was filed. The amended financial statements are being filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

   (c)  Exhibits.

   99.1 -- Amended Financial Statements of Lyondell Chemical Company.

                                      -2-

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LYONDELL CHEMICAL COMPANY


                                        By:        /s/ Joseph M. Putz
                                           --------------------------------
                                                     Joseph M. Putz
                                                 Senior Vice President,
                                                Special Assignments and
                                             Acting Chief Financial Officer

Date: June 29, 1999